Exhibit 99.1
News
For Immediate Release	Contact:
January 22, 2014	Rick Honey
(212) 878-1831

COMPANY DECLARES QUARTERLY DIVIDEND
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NEW YORK, January 22, 2014—Minerals Technologies Inc. (NYSE: MTX) today declared a regular quarterly dividend of $0.05 per share on the company's common stock. The dividend is payable on March 12, 2014 to stockholders of record on February 21, 2014.

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